UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

Alpha Pro Tech, Ltd.

(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	01-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Centurian Drive, Suite 112 Markham, Ontario, Canada		L3R 9R2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K is being filed by Alpha Pro Tech, Ltd. (the “Company”) to include as an exhibit a corrected press release (the “Corrected Press Release”) to replace the press release that was issued by the Company on the morning of August 4, 2020 (the “Original Press Release”) announcing financial results for the second quarter and six months ended June 30, 2020 and providing an update to the status of orders for the Company’s personal protective equipment products resulting primarily from a continued increase in customer demand due to the coronavirus (COVID-19) pandemic.

Item 2.02.          Results of Operations and Financial Condition.

On August 4, 2020, the Company issued the Corrected Press Release announcing financial results for the second quarter and six months ended June 30, 2020. There were no changes made in the Corrected Press Release to the financial results for the second quarter and six months ended June 30, 2020 as reported in the Original Press Release. The full text of the Corrected Press Release is attached as Exhibit 99.1 to this Form 8-K/A.

Item 8.01.     Other Events.

In both the Original Press Release and the Corrected Press Release, the Company provided an update to the status of orders for the Company’s personal protective equipment products resulting primarily from a continued increase in customer demand due to the coronavirus (COVID-19) pandemic. The Company issued the Corrected Press Release, the full text of which is attached as Exhibit 99.1 to this Form 8-K/A, to correct certain information relating to the Company’s expectations for timing of fulfillment of orders for its N-95 face mask booked as of August 1, 2020, as described in the second paragraph of the section of the Corrected Press Release titled “Personal Protective Equipment (PPE) Orders Resulting from COVID-19 Pandemic.” There were no other changes made in the Corrected Press Release.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit

	99.1	Corrected Press Release dated August 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: August 4, 2020	By:	/s/ Colleen McDonald
Colleen McDonald Chief Financial Officer